                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55246) of iManage, Inc. of our report dated January 18, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PriceWaterhouse Coopers LLP

San Jose, California
March 29, 2002